Exhibit 32.1

                        CERTIFICATION OF PERIODIC REPORT
                         Pursuant to 18 U.S.C. ss. 1350

         Pursuant to, and for purposes only of, 18 U.S.C. ss. 1350, each of the undersigned hereby certifies that (i) the Quarterly Report of First United Corporation on Form 10-Q for the quarter ended September 30, 2003 filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of First United Corporation.


Date:    November 13, 2003              /s/ William B. Grant
                                        ----------------------------------------
                                        William B. Grant, Chairman of the Board
                                        and Chief Executive Officer



Date     November 13, 2003              /s/ Robert W. Kurtz
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                                        Robert W. Kurtz, President and Chief
                                        Financial Officer